UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 20, 2006

                             Global Gold Corporation

             (Exact name of registrant as specified in its charter)

         Delaware                      02-69494                13-3025550
         --------                      --------                ----------
(State or other jurisdiction         (Commission                  (IRS
    of incorporation)                File Number)           Identification No.)


                   45 East Putnam Avenue, Greenwich, CT      06830
                 ----------------------------------------    -----
               (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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This 8-K/A (deleting the phrase "the relevant portions of") amends the 8-K, dated July 21, 2006, previously filed by the Registrant as follows:

Item 4.02 Non-Reliance on Previously Issued Financial Statement

On July 20, 2006, after receiving a letter from the SEC noting that the audits performed by Grant Thornton Amyot, LLC on the financial statements of subsidiaries Armenia Representative Office of Global Gold Mining, LLC, Mego Gold, LLC, and SHA, LLC are not in accordance with the standards of the PCAOB because that firm in Armenia is not registered with the PCAOB, used International Standards on Auditing, and the Mego Gold, LLC audit included a scope limitation regarding fixed assets from prior to the Mego Gold acquisition, the officers of Global Gold Corporation ("the Company") concluded that for the foregoing reasons the financial statements of the Company for the year ending December 31, 2005 should no longer be relied upon as audited in accordance with SEC standards. The total assets of such subsidiaries audited by that firm were only $521,780 which constitutes approximately 12% of the Company's consolidated assets for 2005 of $4,312,933. The Company does not anticipate any material changes.

Following consultations with the Company's former auditor including discussions regarding the fact that there are no accounting firms in Armenia which satisfy SEC requirements, the Company has determined to re-issue the financial statements of the subsidiaries using a PCAOB registered auditor and plans to file an amended Form 10-KSB for the period ending 12/31/05 to reflect the unaudited financial statements, pending the re-filing of another Form 10-KSB reflecting complying audits.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2006                       Global Gold Corporation

                                          By:    /s/ Drury J. Gallagher
                                                 -------------------------
                                          Name:  Drury J. Gallagher
                                          Title: Chairman, Chief Executive
                                                 Officer and Treasurer